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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TUCOWS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 29, 2004

Dear Fellow Shareholder:

        You are cordially invited to attend the 2004 annual meeting of Tucows Inc. to be held at the TSX Broadcast and Conference Centre, The Exchange Tower, 130 King Street West, Toronto, Ontario, Canada, on Tuesday, June 1, 2004, at 4:30 p.m. (local time).

        We will begin the annual meeting with a report on our operations, progress and plans and then will discuss and vote on the matters described in the accompanying notice of annual meeting and proxy statement. You will also have an opportunity to ask questions.

        Please read the accompanying notice of annual meeting and proxy statement carefully. It is important that your shares be represented at the meeting, whether or not you attend the meeting and regardless of the number of shares you own. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the annual meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

        We look forward to seeing you on June 1, 2004.

Sincerely,

Elliot Noss President and Chief Executive Officer

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

Notice of Annual Meeting of Shareholders—June 1, 2004

        The 2004 annual meeting of shareholders of Tucows Inc. will be held at 4:30 p.m. (local time) on June 1, 2004 at the TSX Broadcast and Conference Centre, The Exchange Tower, 130 King Street West, Toronto, Ontario, Canada, to:

  1.
  Elect five directors;

  2.
  Ratify the appointment of KPMG LLP as our independent public accountants to audit our financial statements for the year ending December 31, 2004; and

  3.
  Transact such other business as may properly come before the meeting and any and all adjournments and postponements thereof.

        The record date for determining shareholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the annual meeting was April 19, 2004. Our board of directors is soliciting the enclosed proxy. Please carefully read the accompanying proxy statement for more information regarding the business to be transacted at the annual meeting. You will also find enclosed our 2003 annual report on Form 10-K.

        We will make available at the annual meeting a complete list of the shareholders entitled to vote at the annual meeting, and you may examine the list for any purpose related to the annual meeting.

        Regardless of whether you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly. You are cordially invited to attend the annual meeting in person. Returning the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the annual meeting.

Brenda Lazare General Counsel and Secretary
Toronto, Ontario April 29, 2004

        Your vote is important. Please vote by using the Internet, vote by telephone or sign and return the enclosed proxy card as soon as possible to ensure your representation at the annual meeting. Your proxy card contains instructions for each of these voting options.

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
June 1, 2004

        We are sending this proxy statement to shareholders of Tucows Inc., a Pennsylvania corporation, in connection with our board of directors' solicitation of proxies for use at our annual meeting of shareholders on June 1, 2004. We invite you to attend in person. We have also enclosed our 2003 annual report on Form 10-K (which does not form a part of the proxy solicitation material).

        Before August 28, 2001, we were known as Infonautics, Inc. On August 28, 2001, we completed a merger with a Delaware corporation, which we refer to as Tucows Delaware. We refer to such merger as the Merger in this proxy statement. Upon completion of the Merger, we changed our name to Tucows Inc.

VOTING INFORMATION

Record date.

        The record date for the annual meeting was April 19, 2004. You may vote all shares of our common stock that you owned as of the close of business on that date. On April 19, 2004, we had 65,239,717 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter to be voted at the annual meeting. We will begin mailing this proxy statement and the proxy card on or about April 29, 2004 to shareholders of record as of the close of business on the record date.

How to vote.

        By mail.    If you hold your shares through a securities broker (that is, in street name), you may complete and mail the voting instruction card forwarded to you by your broker. If you hold your shares in your name as a holder of record, you can vote your shares by proxy by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope. A properly completed and returned proxy card will be voted as you instruct, unless you subsequently revoke your instructions.

        By telephone.    If you hold your shares through a securities broker, you may vote by telephone by following the instructions included with the voting instruction card forwarded to you by your broker.

        By Internet.    If you hold your shares through a securities broker, you may vote your shares via the Internet by following the instructions included with the voting instruction card forwarded to you by your broker. If you vote your shares via the Internet, you may incur costs such as telephone and Internet access charges.

        At the annual meeting.    Submitting your vote by mail or via the Internet does not limit your right to vote in person at the annual meeting if you later decide to do so. If you hold your shares in street name and want to vote in person at the annual meeting, you must obtain a proxy from your broker and bring it to the annual meeting.

Revoking your proxy.

        You can revoke your proxy at any time before your shares are voted at the annual meeting by:

  •
  sending a written notice of revocation to our secretary at our principal executive office (96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada);

  •
  submitting a properly executed proxy showing a later date with our secretary at our principal executive office; or

  •
  attending the annual meeting and voting in person. Merely attending the annual meeting will not revoke your proxy.

Returning your proxy without indicating your vote.

        If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted according to the board of directors' recommendations.

Withholding your vote or voting to "abstain."

        In the election of directors, you can withhold your vote for any of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. On the other proposal, you can vote to "abstain." If you vote to "abstain", your shares will be excluded entirely from the vote and will have no effect on the outcome.

Street name shares.

        If your shares are held in street name through a broker or other nominee, you have the right to direct your broker on how to vote your shares. If you do not direct your broker or nominee to vote your shares and if your broker or nominee does not have discretionary authority to vote your shares or has discretionary authority to vote your shares but fails to exercise that authority, your shares will have no effect on the outcome of any matter voted on at the annual meeting.

Votes required to hold the annual meeting.

        We need a majority of shares of common stock outstanding on April 19, 2004 present, in person or by proxy, to have a quorum to be able to hold the annual meeting. Accordingly, the presence of 32,619,859 shares will constitute a quorum. Shares represented by a properly signed and returned proxy are considered present at the annual meeting for purposes of determining a quorum, regardless of whether the holder of such shares or proxy withholds his, her or its vote or abstains.

Votes required to elect directors.

        A plurality of the votes cast is required for the election of directors. Accordingly, the five nominees for election as directors who receive the highest number of votes actually cast will be elected.

Votes required to ratify the appointment of KPMG LLP.

        The affirmative vote of a majority of the votes cast by all holders of shares of common stock represented at the annual meeting and entitled to vote is required to ratify the appointment of KPMG LLP as our independent public accountants for the year ended December 31, 2004.

Postponement or adjournment of annual meeting.

        If the annual meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You will still be able to revoke your proxy until it is voted.

BENEFICIAL OWNERSHIP OF COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Stock ownership of management.

        We encourage stock ownership by our directors, officers and employees to align their interests with your interests as shareholders. Under the rules of the Securities and Exchange Commission, which we refer to in this proxy statement as the SEC, a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares. Shares as to which voting power and/or investment power may be acquired within 60 days are also considered beneficially owned under the SEC's rules.

        The following table sets forth the beneficial ownership of our common stock, as of April 1, 2004, by each of our executive officers named in the summary compensation table on page 15 and each of our directors, as well as by all of our directors and executive officers as a group. The information on beneficial ownership in the table and related footnotes is based upon data furnished to us by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole investment power with respect to the shares included in the table.

	Beneficial Ownership of Common Stock
Name	Common Stock Beneficially Owned Excluding Options		Stock Options Exercisable within 60 Days of April 1, 2004	Total Common Stock Beneficially Owned	Percent of Class(1)
Elliot Noss	331,197	(2)	1,880,002	2,211,199	3.3%
Michael Cooperman	90,715	(3)	666,640	757,355	1.2%
Graham Morris	37,704	(4)	296,425	334,129	*
Supriyo Sen	—		348,366	348,366	*
David Woroch	93,050	(5)	52,081	145,131	*
Stanley Stern	138,850	(6)	208,050	346,900	*
Erez Gissin	—		25,000	25,000	*
Alan Lipton	—		25,000	25,000	*
Lloyd Morrisett	50,000	(7)	60,000	110,000	*
All directors and executive officers As a group (8 persons)	703,812		3,265,139	3,968,951	5.8%

*
Less than 1%.

(1)
Based on 65,039,717 shares outstanding as of April 1, 2004, adjusted for shares of stock beneficially owned but not yet issued.

(2)
Includes an aggregate of 86,869 shares of common stock owned by two separate family trusts of which Mr. Noss is the trustee. Shortly before completion of the Merger, each Tucows Delaware stockholder, including Mr. Noss, entered into an escrow agreement with two Tucows Delaware stockholders, Yossi Vardi and Redel Inc., which required each Tucows Delaware stockholder to deposit, at the effective time of the Merger, a pro rata portion of the number of shares of our common stock that would be issued if, rather than agreeing to cancellation of certain options, Mr. Vardi and Redel Inc. had exercised those options to purchase shares of common stock of Tucows Delaware before the Merger. We refer to that escrow agreement as the Vardi/Redel escrow agreement in this proxy statement. Of the 244,328 shares of common stock owned directly by Mr. Noss, 24,670 shares are being held in escrow under the terms of the Vardi/Redel escrow agreement.

(3)
Of the 90,715 shares of our common stock owned directly by Mr. Cooperman, 8,192 shares are currently being held in escrow under the terms of the Vardi/Redel escrow agreement.

(4)
Of the 37,704 shares of our common stock owned directly by Mr. Morris, 3,405 shares are currently being held in escrow under the terms of the Vardi/Redel escrow agreement.

(5)
Of the 93,050 shares of our common stock owned directly by Mr. Woroch, 8,403 shares are currently being held in escrow under the terms of the Vardi/Redel escrow agreement.

(6)
Of the 138,850 shares of our common stock owned directly by Mr. Stern, 1,702 shares are currently being held in escrow under the terms of the Vardi/Redel escrow agreement.

(7)
These shares of common stock are owned jointly by Dr. Morrisett and his wife.

Principal shareholders.

        The following table sets forth information with respect to each shareholder known to us to be the beneficial owner of more than 5% of our outstanding common stock as of April 1, 2004.

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Number of Shares		Percent of Class(1)
STI Ventures N.V. Hullenbergweg 379 New Line 1101 CR, Amsterdam Zuid-Oost, The Netherlands	17,545,836	(2)	27.0%
Parman Holding Corp. c/o ONYX Financial Advisors SA 25, Voie Des Traz Chambre 1101 Port Franc, Batiment Aerogare Fret 1211 Geneva 5, Switzerland	6,996,916	(3)	10.8%
Eurocom Communications Ltd. 2 Dov Freidman Street. Ramot-Gan, Israel	5,597,112	(4)	8.6%
Hapoalim Nechasim (Menayot) Ltd. 50 Rothschild Boulevard Tel Aviv, Israel	3,492,112	(5)	5.4%

(1)
Based on 65,039,717 shares outstanding as of April 1, 2004.

(2)
As disclosed on Schedule 13D filed with the SEC on September 7, 2001. Of the 17,545,836 shares of common stock, 1,584,433 are being held in escrow under the terms of the Vardi/Redel escrow agreement, and STI Ventures N.V. may only dispose or direct the disposition of such shares under the terms of the Vardi/Redel escrow agreement.

(3)
As disclosed on Schedule 13G filed with the SEC on February 14, 2002. Of the 6,996,916 shares of common stock, 631,839 are being held in escrow under the terms of the Vardi/Redel escrow agreement, and Parman Holding Corp. may only dispose or direct the disposition of such shares under the terms of the Vardi/Redel escrow agreement.

(4)
As disclosed on Schedule 13G filed with the SEC on February 14, 2002. Of the 5,597,112 shares of common stock, 505,433 are being held in escrow under the terms of the Vardi/Redel escrow agreement, and Eurocom Communications Ltd. may only dispose or direct the disposition of such shares under the terms of the Vardi/Redel escrow agreement.

(5)
As disclosed on Schedule 13G filed with the SEC on February 19, 2004. Of the 3,492,112 shares of common stock, 505,433 are being held in escrow under the terms of the Vardi/Redel escrow agreement, and Hapoalim Nechasim (Menayot) Ltd. may only dispose or direct the disposition of such shares under the terms of the Vardi/Redel escrow agreement.

Related shareholder matters

        The following table depicts information regarding our use of shareholder-approved and non-shareholder approved stock plans as of December 31, 2003.

Equity compensation plan information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
	(a)	(b)	(c)
Equity Compensation plans approved by security holders	8,665,755	$0.69	1,309,041
Equity Compensation plans not approved by security holders	0	$0.00	0
Total	8,665,755	0.69	1,309,041

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The current term of office of all of our directors expires at the 2004 annual meeting. The board of directors proposes that the following five nominees, all of whom are currently serving as directors, be re-elected for a new term of one year and until their successors are duly selected and qualified. The number of directors fixed pursuant our governing instruments and a resolution adopted by our board of directors is six. Our board of directors has named only five nominees because Robert F. Young resigned as a director in February 2004 and our board of directors has not yet elected a director to replace him. Our board of directors is currently actively considering various potential candidates for nomination to the board of directors to fill the vacancy created by Mr. Young's resignation. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

        Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the board of directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the board of directors. Unless you withhold authority to vote for these persons, your proxy will be voted FOR the election of the five nominees.

  The directors standing for election are:

Stanley Stern	Chairman of the board of directors since August 2001

        Mr. Stern, age 47, has been a managing director and head of investment banking with Oppenheimer & Co. Inc., an investment banking firm, since April 2004. From February 2002 to March 2004, Mr. Stern served as a managing director and head of investment with C.E. Unterberg,

Towbin, an investment banking firm. From January 2000 to February 2002, Mr. Stern served as managing director of STI Ventures Advisory USA Inc. and as a member of the board of directors and the investment committee of STI Ventures, a venture capital company focusing on the high technology market. From 1990 until he joined STI Ventures, Mr. Stern served as a managing director of CIBC Oppenheimer, a financial services company.

Erez Gissin	Director since August 2001

        Mr. Gissin, age 45, has been the chief executive officer of IP Planet Network Ltd., an Israeli satellite communication operator providing Internet backbone connectivity and solutions to ISPs since July 2000. Before that, from July 1995 to July 2000, Mr. Gissin was vice president, business development of Eurocom Communications Ltd., a holding company that owns stock in several telecommunications services, equipment and Internet companies in Israel and elsewhere. Mr. Gissin is also a director of Partner Communications Ltd.

Alan Lipton	Director since August 2001

        Mr. Lipton, age 53, has served as president and chief executive officer of Diamond.com, a leading source for certified diamonds, fine jewelry and brand-name watches on the Internet, since November 1999. Before that, from 1995 until November 1999, Mr. Lipton operated the Lipton Foundation, a private foundation that contributes to various charitable organizations.

Lloyd Morrisett	Director since February 1994

        Dr. Morrisett, age 74, served as a director of Infonautics beginning in February 1994 and served as chairman of the board of directors of Infonautics beginning in March 1998 until the Merger in August 2001. He is the co-founder of the Children's Television Workshop—now Sesame Workshop—and served from 1969 to 1998 as president of The Markle Foundation, a charitable organization.

Elliot Noss	Director since August 2001

        Mr. Noss, age 41, is our president and chief executive officer and has served in such capacity since the completion of the Merger with Tucows Delaware in August 2001. From May 1999 until completion of the Merger in August 2001, Mr. Noss served as president and chief executive officer of Tucows Delaware. Before that, from April 1997 to May 1999, Mr. Noss served as vice president of corporate services of Tucows Interactive Ltd., which was acquired by Tucows Delaware in May 1999.

The Board of Directors unanimously recommends a vote FOR the nominees listed above.

INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meetings.

        Our board of directors met seven times during the 2003 fiscal year. Our board of directors also took action by unanimous written consent on two occasions during the 2003 fiscal year. Each incumbent director attended at least 75% of the total number of meetings of the board of directors and the committees on which he served during the 2003 fiscal year.

Policy regarding attendance.

        Directors are expected, but are not required, to attend board meetings, meetings on committees on which they serve, and shareholder meetings, and to spend the time needed and meet as frequently as necessary to discharge their responsibilities properly. Elliot Noss and Llyod Morrissett attended our 2003 annual meeting of shareholders in person while the remainder of the board of directors were available by teleconference.

Committees.

        Our board of directors has two committees, an audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and a compensation committee.

        The audit committee, whose members in the 2003 fiscal year were Messrs. Stern and Young and Dr. Morrisett and whose members currently are Mr. Stern and Dr. Morrisett, held five meetings during the 2003 fiscal year. The audit committee's purposes are:

  •
  To assist the board of directors in its oversight of (1) the accounting and financial reporting processes of the company and the audits of the financial statements of the company and (2) our compliance with legal and regulatory requirements;

  •
  To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors' qualifications and independence; and

  •
  to prepare the report required by the rules of the SEC to be included in our annual proxy statement.

        All of the members of our audit committee are independent, as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Marketplace Rules of the National Association of Securities Dealers, or the NASD. In addition, our board of directors has determined that Stanley Stern is an "audit committee financial expert," as defined by the rules of the SEC. Our board of directors adopted a new audit committee charter on March 16, 2004, a copy of which is attached to this proxy statement as appendix A. For further information concerning the audit committee, please see the Audit Committee Report on page 9.

        The compensation committee, whose members in the 2003 fiscal year were Messrs. Stern and Young and Dr. Morrisett and whose members currently are Mr. Stern and Dr. Morrisett, held five meetings during the 2003 fiscal year. This committee evaluates our compensation policies and provides a general review of our compensation plans to ensure that they meet corporate objectives. The responsibilities of the compensation committee also include administering our stock incentive plan. For further information, please see the compensation committee report on executive compensation on page 11.

Director nomination process.

        We do not have a standing nominating committee or a charter with respect to the nominating process. Our board of directors believes that it is not necessary to have such a committee because its size and composition allow it to adequately identify and evaluate qualified candidates for directors. By resolution, our board of directors has adopted a policy regarding director nominations. Under this policy, a majority of our independent directors, as defined in Rule 4200(a)(15) of the Marketplace Rules of the NASD, consider and recommend to the whole board the potential director nominees. Our independent directors are Stanley Stern, Erez Gissin, Alan Lipton and Lloyd Morrisett.

        Our board of directors will consider any candidate proposed in good faith by a shareholder. To do so, our board of directors has adopted a resolution that requires a shareholder to timely submit to our secretary at the address set forth on the first page of this proxy statement the following:

  •
  the candidate's name and the information about the individual that would be required to be included in a proxy statement under the rules of the SEC;

  •
  information about the relationship between the candidate and the nominating shareholder;

  •
  the consent of the candidate to serve as a director; and

  •
  proof of the number of shares of our common stock that the nominating shareholder owns and the length of time the shares have been owned.

        To be timely, a shareholder's nomination must be delivered to our secretary at least 120 days before the date on which we first mailed our proxy materials for our prior year's annual meeting of shareholders.

        In considering candidates for nomination, our board of directors shall seek individuals who evidence strength of character, mature judgment and the ability to work collegially with others. Furthermore, it is the policy of our board of directors that it endeavor to have directors who collectively possess a broad range of skills, expertise, industry and other knowledge and business and other experience useful to the effective oversight of the company's business; therefore, in considering whether to nominate a person for election as a director, the independent directors and our board of directors will consider, among other factors, the contribution such person can make to the collective competencies of the board based on such person's background. In determining whether to nominate a current director for re-election, the board will take into account these same criteria as well as the director's past performance, including his or her participation in and contributions to the activities of the board. Because we do not have a standing nominating committee, this year's nominees (all of whom are currently serving as directors) were selected for re-election by our whole board.

Ethics policy for senior officers.

        Our board of directors has adopted an ethics policy for senior officers applicable to Tucows' chief executive officer, chief financial officer and vice president, finance. A copy of the ethics policy for senior officers can be obtained from our Internet web site at http://www.tucowsinc.com, without charge.

Communications with the board of directors.

        We provide an informal process for shareholders to send communications to our board of directors. If you wish to communicate with our board of directors, you may send correspondence to the attention of our general counsel at our address set forth on the first page of this proxy statement. The general counsel will submit your correspondence to the chairman of the board of directors, the chairman of the appropriate committee, or the appropriate individual director, as applicable. Our board of directors is considering new or additional procedures to implement to send communications to our board of directors.

Director compensation.

        Directors who are employees receive no additional or special compensation for serving as directors. Under the terms of our amended and restated 1996 equity compensation plan, we make formula grants of nonqualified stock options to our non-employee directors and members of committees of our board of directors as described below. All options granted under the formula grants are immediately exercisable, have an exercise price equal to the fair market value on the date of grant and have a five-year term.

  •
  on the date each non-employee director becomes a director, he or she is granted options to purchase 15,000 shares of our common stock;

  •
  on the date each director becomes a member of a committee of our board of directors, he or she is granted options to purchase 10,000 shares of our common stock with respect to each committee on which he or she sits;

  •
  on each date on which we hold our annual meeting of shareholders, each non-employee director in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 5,000 shares of our common stock; and

  •
  on each date on which we hold our annual meeting of shareholders, each member of a committee of our board of directors in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 5,000 shares of our common stock.

        Effective as of January 1, 2004, non-employee directors who serve as members of our audit committee receive an annual fee of $12,000 and non-employee directors who serve on our compensation committee receive an annual fee of $6,000. In addition, non-employee directors who physically attend board meetings receive a fee of $3,000 for each meeting attended. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our board of directors or its committees. During the 2003 fiscal year, members of both of the committees of our board of directors received an annual fee of $6,000 with respect to each committee on which they sat.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the compensation committee of our board of directors during the 2003 fiscal year were Messrs. Stern and Young and Dr. Morrisett. None of the members of our compensation committee or audit committee has ever been an officer or employee of Tucows or its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

AUDIT COMMITTEE REPORT

        The audit committee operates pursuant to a formal written charter that was most recently approved and adopted by the board of directors on March 16, 2004 and complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the SEC and the NASD. A copy of the charter is attached as appendix A to this proxy statement.

        In accordance with that charter and the independence criteria prescribed by applicable law and the rules and regulations of the SEC for audit committee membership, all of the members of the audit committee are independent directors as defined in NASD Marketplace Rule 4200(a)(15). Each audit committee member meets the NASD's financial knowledge requirements, and Mr. Stern, who has been designated by our board of directors as an "audit committee financial expert" pursuant to the rules of the SEC, meets the NASD's professional experience requirements as well.

        The purposes of the audit committee are described on page 7 of this proxy statement under the caption "Information Concerning Our Board of Directors-Committees—Audit Committee" and in the charter of the audit committee. In particular, it is the audit committee's duty to review the accounting and financial reporting processes of Tucows on behalf of the board. In fulfilling our responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements to be contained in Tucows' annual report on Form 10-K for the fiscal year ended December 31, 2003 with Tucows' management and also with KPMG LLP, Tucows' independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls, and has represented to the audit committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

        The audit committee has also discussed with KPMG LLP the matters that are required to be discussed by the auditors with the audit committee under Statement on Auditing Standards No. 61, as amended. Furthermore, the audit committee has received and discussed with the auditors their annual written report on their independence from the company and its management, which is made under Rule 3600T of the Public Company Accounting Oversight Board, which adopts on an interim basis

Independence Standards Board Standard No. 1 (independence discussions with audit committees), and has considered with KPMG LLP whether the provision of non-audit services to Tucows would be compatible with the auditors' independence (no such non-audit services were provided in the 2003 fiscal year).

        In performing all of these functions, the audit committee acts in an oversight capacity. The audit committee reviews Tucows' earnings releases before issuance and the annual report on Form 10-K prior to filing with the SEC. In its oversight role, the audit committee relies on the work and assurances of Tucows' management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of Tucows annual financial statements to accounting principles generally accepted in the United States.

Audit Committee Members Stanley Stern, Chair Lloyd Morrisett

AUDIT FEES AND ALL OTHER FEES

Audit fees.

        KPMG LLP has served as our independent auditors since the Merger in August 2001. Fees billed for audit services by KPMG LLP totaled approximately $100,149 for the 2003 fiscal year, including fees associated with the annual audit and the review of our quarterly reports on Form 10-Q for the 2003 fiscal year. Fees billed for audit services from KPMG LLP totaled approximately $92,546 for the 2002 fiscal year, including fees associated with the annual audit, the review of the Company's quarterly reports on Form 10-Q and statutory audits required internationally.

Audit-related fees.

        There were no fees billed in the 2003 fiscal year for professional services rendered by KPMG LLP for assurance and related services that were reasonably related to the performance of the audit or review of the Tucows financial statements and not included in the audit fees for the 2003 fiscal year disclosed above. There were also no fees for such services billed in the 2002 fiscal year.

Tax fees.

        Fees billed in the 2003 fiscal year for professional services rendered by KPMG LLP for tax services, including tax compliance, tax advice and tax planning were approximately $76,098. Fees for tax services billed in the 2002 fiscal year by KPMG LLP totaled approximately $47,900 and related to tax compliance, tax advice and tax planning.

All other fees.

        Fees billed in the 2003 fiscal year and the 2002 fiscal year for products and services provided by KPMG LLP, which are not disclosed above totaled approximately $29,150 and $16,500, respectively, and related to fees for attestation services for matters such as comfort letters and consents related to SEC registration statements and consultation on accounting standards or transactions.

        Based on the reviews and discussions referred to above, the audit committee has recommended to Tucows' board of directors that Tucows' audited consolidated financial statements be included in Tucows' annual report on Form 10-K for the fiscal year ended December 31, 2003 to be filed with the SEC.

Audit committee pre-approval of audit and permissible non-audit services of independent auditors.

        The audit committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided to us by our independent auditors. Under this policy, the audit committee pre-approves all audit and certain permissible accounting and non-audit services performed by the independent auditors. These permissible services are set forth on an attachment to the policy that is updated at least annually and may include audit services, audit-related services, tax services and other services. For audit services, the independent auditor provides the audit committee with an audit plan including proposed fees in advance of the annual audit. The audit committee approves the plan and fees for the audit.

        With respect to non-audit and accounting services of our independent auditors that are not pre-approved under the policy, the employee making the request must submit the request to our chief financial officer. The request must include a description of the services, the estimated fee, a statement that the services are not a prohibited services under the policy and the reason why the employee is requesting our independent auditors to perform the services. If the aggregate fees for such services are estimated to be less than or equal to $25,000, our chief financial officer will submit the request to the chairman of the audit committee for consideration and approval, and the engagement may commence upon the approval of the chairman. The chairman is required to inform the full audit committee of the services at its next meeting. If the aggregate fees for such services are estimated to be greater than $25,000, our chief financial officer will submit the request to the full audit committee for consideration and approval, generally at its next meeting or special meeting called for the purpose of approving such services. The engagement may only commence upon the approval of full audit committee.

EXECUTIVE COMPENSATION

Compensation committee report on executive compensation.

        To ensure that our compensation policies are administered in an objective manner, our compensation committee is comprised entirely of independent directors. Further, our compensation committee members have no "interlocking" relationships as defined by the SEC. The compensation committee furnished the following report on executive compensation.

        Compensation governance.    This report describes our executive compensation program and the basis on which we made the 2003 fiscal year compensation determinations for our executive officers, including our chief executive officer and the executive officers named in the summary compensation table on page 15, which are referred to in this proxy statement as the named executive officers. We establish all components of executive pay and recommend or report our decisions to the board of directors for approval.

        Our duties include recommending to the board of directors the base salary levels for all executive officers as well as the design of awards in connection with all other elements of the executive pay program. We also evaluate executive performance and address other matters related to executive compensation.

        Compensation policy and overall objectives.    In developing recommendations regarding the amount and composition of executive compensation, our goal is to provide a compensation package that will enable Tucows to attract and retain talented executives. In addition, our objectives include rewarding outstanding performance and linking the interests of our executives to the interests of our shareholders. In determining actual compensation levels, we consider all elements of the program in total rather than any one element in isolation.

        The key elements of our executive compensation are base salary, annual bonuses and long-term incentives. Each of these is addressed separately below.

        Base salaries.    Each of our named executive officers joined us upon completion of the Merger in August 2001. In January 2003 we entered into new employment agreements with Messrs. Noss, Cooperman, Morris and Sen to set forth the initial base salaries of these employees and to provide these key executives with certain benefits in the event of a change in control in order to assure us of their continued employment and dedication to duty, notwithstanding the possibility, threat or occurrence of a change in control. In each instance, we have the discretion to increase annual salaries.

        We intend to regularly review the base salary of each executive officer, including the named executive officers. The base salary ranges of our executives are targeted to be in the range of the median base pay ranges of similarly positioned executives in the group of comparable companies selected for compensation comparison purposes.

        We initially determine base salaries for executives by evaluating executives' levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Increases to base salaries will be driven primarily by performance. We evaluate an executive's performance based upon his or her sustained level of contribution to Tucows.

        Annual bonuses.    Annual bonus opportunities allow us to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals. The bonus program is a discretionary program for certain of Tucows' employees. Each bonus award depends on the terms of each executive's employment agreement, if any, and the extent to which business and/or individual performance objectives are met.

        Long-term incentives.    Stock options are granted to our executives at our discretion to enhance the link between shareholder value creation and executive pay. Stock options are granted at an option price not less than the fair market value of our common stock on the date of grant. Stock options have value only if our stock price appreciates following the date the options are granted. Further, stock options reflected in the summary compensation table on page 15 are subject to a 48-month vesting period. This approach focuses executives on the creation of shareholder value over the long term and encourages equity ownership in Tucows.

        Option Exchange Program.    In January 2003, our board of directors approved a program to give our employees a choice to cancel stock options granted to them which have an exercise price of $0.91 per share or more, in exchange for an equal number of new options in the future. Members of our board of directors who were not employees as of the date of the offer, January 7, 2003, were not eligible for the option exchange program. All other executives and employees as of the date of the offer who had received stock options which have an exercise price of $0.91 per share or more were eligible for the option exchange program. On February 5, 2003, we accepted for cancellation and exchange options to purchase 5,103,385 shares of common stock, which represented approximately 99% of the options eligible for exchange. We granted new options to the employees participating in the option exchange program on August 6, 2003. The exercise price of the new options is $0.37 per share, the closing market price on August 5, 2003.

        Our board of directors approved the option exchange programs because the exercise price of a substantial number of Tucows' outstanding options was significantly higher than the market price of Tucows' common stock, and the board of directors determined that existing options no longer had sufficient value to motivate and retain employees. Therefore, the board of directors believed that it was in Tucows' best interests to enhance and preserve employee morale by offering the option exchange programs.

        Chief executive officer compensation.    Mr. Noss' base salary for the 2003 fiscal year was $142,430. Mr. Noss also received a bonus of $179,945 and was granted options to purchase 76,500 shares of Tucows' common stock during the 2003 fiscal year. Mr. Noss' bonus reflected our recognition of the key role which he played with Tucows since the Merger, particularly in the implementation of cost reduction initiatives and in determining the strategic direction of the company. In determining Mr. Noss' bonus, we also noted the improved operational and financial performance of Tucows for the 2003 fiscal year and the above average increase in Tucows' share price for the year. Mr. Noss' employment agreement provides for periodic increases by our board of directors at its discretion.

        Other named executive officer compensation.    We used the procedures described above in setting the annual salary, bonus and stock options for our named executive officers and other officers for the 2003 fiscal year. During the 2003 fiscal year, Tucows granted bonuses of $127,421 to each of Messrs. Cooperman and Morris and bonuses of $129,646 and $5,008 to Mr. Sen and Mr. Woroch, respectively. In addition during the 2003 fiscal year, Tucows granted options to purchase 76,500 shares of Tucows' common stock to each of Messrs. Cooperman, Morris and Sen and options to purchase 30,000 shares of Tucows' common stock to Mr. Woroch. We believe that the leadership of the named executive officers was critical to Tucows financial and operational success in the 2003 fiscal year. Moreover, we believe that the combination of salary, bonus and option grants made to the named executive officers for the 2003 fiscal year were reasonable in view of their duties and responsibilities and their anticipated contributions to Tucows.

        Conclusion.    We believe that attracting and retaining management and employees of high caliber is essential to maintaining a high-performing organization that creates long-term value for its shareholders. We also believe offering a competitive, performance-based compensation program with a large equity component helps to achieve this objective by aligning the interests of officers and other key employees with those of shareholders. We believe that Tucows' 2003 fiscal year compensation program met these objectives. For the 2004 fiscal year, we have not adopted or made any recommendation to the full board regarding a bonus or other incentive compensation program, but it is anticipated that the same principles that applied to the program in the 2003 fiscal year will likely apply in the 2004 fiscal year. Furthermore, it is contemplated that any stock options or awards that may be granted will be granted on a case-by-case basis, as and when deemed appropriate.

Compensation Committee Members Stanley Stern, Chair Lloyd Morrisett

Employment and change-in-control arrangements.

        Effective January 2003, we entered into new employment agreements with Messrs. Noss, Cooperman, Morris and Sen. Mr. Noss' employment agreement provides for an annual base salary of Cdn$200,000 and the other executives' employment agreements provide for annual base salaries of Cdn$187,500. Under the employment agreements, each of the executive officers are also eligible to receive an annual bonus payable at our board of directors' sole discretion. Each of the new employment agreements provides for an annual review of the executives' compensation by the compensation committee of our board of directors. Each of these agreements is for an indefinite term.

        All of the employment agreements are subject to early termination by us due to:

  •
  the death or disability of the executive;

  •
  for "cause;" or

  •
  without "cause."

        If we terminate Mr. Noss without "cause," he is entitled to receive 12 months of compensation plus one month of compensation for each year of service, to a maximum of 18 months of compensation. If we terminate any of the other executives without "cause" they are entitled to receive six months of compensation plus one month of compensation for each year of service. For purposes of the employment agreements, "cause" is defined to mean the executive's conviction (or plea of guilty or nolo contendere) for committing an act of fraud, embezzlement, theft or other act constituting a felony or willful failure or an executive's refusal to perform the duties and responsibilities of his position, which failure or refusal is not cured within 30 days of receiving a written notice thereof from our board of directors.

        Under the employment agreements, each executive is also entitled to the change in control benefits described in the following paragraph if:

  •
  the executive resigns with or without "good reason" within the 30-day period immediately following the date that is six months after the effective date of the "change in control;" or

  •
  within 18 months after a "change in control" an executive's employment terminates either:

  •
  without "cause;" or

  •
  by resignation for "good reason."

        If an executive's employment terminates following a change in control under the circumstances described in the preceding paragraph, the executive is entitled to receive a lump sum payment based upon the fair market value of Tucows on the effective date of the "change in control" as determined by our board of directors in the exercise of good faith and reasonable judgment taking into account, among other things, the nature of the "change in control" and the amount and type of consideration, if any, paid in connection with the "change in control." Depending on the fair market value of Tucows, the lump sum payments range from U.S.$375,000 to U.S.$2 million, in the case of Mr. Noss, and from U.S.$187,500 to U.S.$1 million, in the case of Messrs. Cooperman, Morris and Sen. In addition to the lump sum payments, all stock options held by the executive officers shall be immediately and fully vested and exercisable as of the date of termination.

        A "change in control" is generally defined as:

  •
  the acquisition of 50% or more of our common stock;

  •
  a change in the majority of our board of directors unless approved by the incumbent directors (other than as a result of a contested election); and

  •
  certain reorganizations, mergers, consolidations, liquidations, or dissolutions, unless certain requirements are met regarding continuing ownership of our outstanding common stock.

        "Good reason" is defined to include the occurrence of one or more of the following:

  •
  the executive's position, management responsibilities or working conditions are diminished from those in effect immediately prior to the change in control, or he is assigned duties inconsistent with his position;

  •
  the executive is required to be based at a location in excess of 30 miles from his principal job location or office immediately prior to the change in control;

  •
  the executive's base compensation is reduced, or the executive's compensation and benefits taken as a whole are materially reduced, from those in effect immediately prior to the change in control; or

  •
  we fail to obtain a satisfactory agreement from any successor to assume and agree to perform our obligations to the executive under his employment agreement.

Summary compensation table.

        The following table contains information about the annual compensation for our chief executive officer, Elliot Noss, during the 2003 fiscal year and our other most highly compensated executive officers, other than our chief executive officer, earning $100,000 or more. The individuals listed in the following table are referred to as the named executive officers in this proxy statement. All dollar amounts below are shown in U.S. dollars. If necessary, amounts that were paid in Canadian dollars were converted into U.S. dollars based upon the exchange rate of 1.4042 Canadian dollars for each U.S. dollar, which represents the average Bank of Canada exchange rate for the 2003 fiscal year.

							Long-Term Compensation Awards
		Annual Compensation					Number of Securities Underlying Options
Name and Principal Position	Fiscal Year								All Other Compensation(1)
		Salary			Bonus
Elliot Noss President and Chief Executive Officer	2003 2002 2001	$ $ $	142,430 95,481 96,874		$ $ $	179,945 154,872 2,691	1,964,761 60,000 214,575	(2)	$ $ $	6,409 5,729 969	(3) (3) (3)
Michael Cooperman Chief Financial Officer	2003 2002 2001	$ $ $	133,528 95,481 96,874		$ $ $	127,421 116,130 1,865	720,225 50,000 —	(4)	$ $ $	4,914 4,392 4,456	(3) (3) (3)
Graham Morris(5) Chief Operating Officer	2003 2002 2001	$ $ $	133,528 95,481 96,874		$ $ $	127,421 116,130 17,491	76,500 479,150 —	(6)	$ $ $	4,273 3,819 3,875	(3) (3) (3)
Supriyo Sen Chief Technology Officer	2003 2002 2001	$ $ $	133,528 119,351 110,084		$ $ $	129,646 116,130 64,127	477,040 50,000 400,540	(7)		$3,917 — —	(3)
David Woroch Vice President, Sales	2003 2002 2001	$ $ $	128,650 113,049 97,421	(8) (8) (8)	$ $ $	5,008 — 20,195	30,000 62,915 —	(9)		— — —

(1)
We provide the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules.

(2)
Includes 1,888,261 replacement options granted on August 6, 2003.

(3)
Represents automobile allowances.

(4)
Includes 643,725 replacement options granted on August 6, 2003.

(5)
Mr. Morris resigned from his position with the company effective as of March 5, 2004.

(6)
Includes 429,150 replacement options granted on July 1, 2002.

(7)
Includes 400,540 replacement options granted on August 6, 2003.

(8)
Mr. Woroch's salary included commission amounting to $31,620 for 2003, $31,891 for 2002 and $20,680 for 2001.

(9)
Includes 42,915 replacement options granted on July 1, 2002.

Option grants in last fiscal year.

        The following table describes stock options granted to the named executive officers during the 2003 fiscal year.

							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted (#)	Percentage of Total Options Granted to Employees in 2003(1)
				Exercise or Base Price ($/Sh)(2)
Name						Expiration Date
							5%		10%
Elliot Noss	214,575 278,948 1,394,738 76,500	3.4 4.5 22.3 1.2	% % % %	$ $ $ $	0.37 0.37 0.37 0.36	01/01/11 01/21/10 05/03/09 08/04/13	$ $ $ $	49,930 64,909 324,543 17,320	$ $ $ $	126,532 164,491 822,456 43,892
Michael Cooperman	643,725 76,500	10.3 1.2	% %	$ $	0.37 0.36	10/31/09 08/04/13	$ $	149,789 17,320	$ $	379,595 43,892
Graham Morris	76,500	1.2%			$0.36	08/04/13		$17,320		$43,892
Supriyo Sen	400,540 76,500	6.4 1.2	% %	$ $	0.37 0.36	02/05/11 08/14/13	$ $	93,202 17,320	$ $	236,192 43,892
David Woroch	30,000	0.5%			$0.36	08/04/13		$6,792		$17,212

(1)
Based on 6,260,235 options granted to all employees during the 2003 fiscal year, including 5,093,735 replacement options granted on August 6, 2003 (see 10-year option repricings note).

(2)
Under our equity compensation plan, all options granted have an exercise price equal to the fair market value of our common stock at the date of grant.

(3)
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. Our actual stock price appreciation over the option term will likely differ from these assumed annual rates. Unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the named executive officers.

Aggregated option exercises in last fiscal year and fiscal year-end option values.

        None of the named executive officers exercised options in the 2003 fiscal year. The following table sets forth as to the named executive officers information with respect to the total number of shares underlying unexercised options held at the end of the 2003 fiscal year.

	Number of Securities Underlying Unexercised Options at Year End (#)		Value of Unexercised In-The-Money Options at Year End ($)(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Elliot Noss	1,845,595	179,166	$201,528	$17,761
Michael Cooperman	661,432	108,793	$71,518	$10,472
Graham Morris	366,521	189,129	$708	$10,472
Supriyo Sen	301,442	225,598	$31,919	$23,320
David Woroch	47,320	45,595	$283	$4,117

(1)
Based on the closing price per share of our common stock on the OTC Bulletin Board maintained by Nasdaq on December 31, 2003 of $0.48, minus the exercise price per share, multiplied by the number of shares of common stock underlying the option.

10-year option repricings.

        During the 2003 fiscal year, our board of directors approved a program to give our employees a choice to cancel stock options granted to them which had an exercise price of $0.91 per share or more, in exchange for an equal number of new options in the future. On February 5, 2003, we accepted for cancellation and exchange, options to purchase 5,103,385 shares of our common stock. We granted 5,093,735 replacement options on August 6, 2003. Except for the exercise price and the number of shares vested on the grant date, which equaled the number of shares that would have been vested under the original option had it not been canceled, each replacement option had the same terms and conditions as the canceled option. For more information about the option exchange program see the compensation committee report on executive compensation starting on page 11.

        The following table sets forth information for the named executive officers who participated in the option exchange program in the 2003 fiscal year.

Name	Date	Number of Securities Underlying Options Repriced(#)	Market Price of Stock at Time of Repricing ($)	Exercise Price at Time of Repricing ($)	New Exercise Price ($)	Length of Original Term Remaining at Date of Repricing
Elliot Noss	02/05/03	1,888,260	$0.37	$0.91	$0.37	(1)
Michael Cooperman	02/05/03	643,725	$0.37	$0.91	$0.37	(2)
Supriyo Sen	02/05/03	400,540	$0.37	$0.91	$0.37	(3)

(1)
1,394,738 of the original options were granted on May 4, 1999, and were due to expire on May 3, 2009, 278,947 of the original options were granted on January 22, 2000, and were due to expire on January 21, 2010, and 214,575 of the original options were granted on January 2, 2001, and were due to expire on January 1, 2011.

(2)
The original options were granted on November 1, 1999, and were due to expire on October 31, 2009.

(3)
The original options were granted on February 6, 2001, and were due to expire on February 5, 2011

STOCK PERFORMANCE GRAPH

        The following line graph and table compare the cumulative total shareholder return among our common stock, the Nasdaq Composite Index, and the Research Data group (RDG) Internet Composite Index. The graph and table assume a $100 investment in our common stock, the Nasdaq Stock Market (U.S. and Foreign) and the RDG Internet Composite Index on December 31, 1998 and the reinvestment of dividends, if any.

        The comparisons shown in the table and line graph are based on historical data. The information used in the table and line graph was obtained from Research Data General, Inc., a source we believe to be reliable but we are not responsible for any errors or omissions in such information.

December 31	Tucows	Nasdaq Composite Index	RDG Internet Composite Index
1998	100.00	100.00	100.00
1999	155.56	183.72	231.82
2000	15.98	101.37	136.01
2001	6.89	78.48	89.15
2002	6.44	57.79	59.13
2003	10.67	91.54	82.42

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG TUCOWS INC., THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX
AND THE RDC INTERNET COMPOSITE INDEX

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ratification of appointment.

        The audit committee of our board of directors has appointed KPMG LLP as the independent auditors of the company and our subsidiaries for the year ending December 31, 2004. Although shareholder approval is not required, the board of directors desires to obtain shareholder ratification of this appointment. If the appointment is not ratified at the annual meeting, the board of directors will review its future selection of auditors. A representative of KPMG LLP is expected to be present at the annual meeting and will have the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions.

        The Board of Directors unanimously recommends a vote FOR ratification of the appointment of KPMG LLP as our independent auditors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10 percent of a registered class of our equity securities to file with the SEC reports of ownership and reports of changes in ownership of our common stock and our other equity securities. These persons are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. We believe that, under the SEC's rules, all required reports for the 2003 fiscal year have been timely filed.

OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING

        All of the matters we knew about as of April 19, 2004 to be brought before the annual meeting are described in this proxy statement. If any matters properly come before the annual meeting that are not specifically set forth on your proxy and in this proxy statement, the persons appointed to vote the proxies will vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

Shareholder proposals for the 2005 annual meeting.

        If you would like to submit a proposal for inclusion in the proxy materials for our annual meeting of shareholders in 2005 you may do so by following the procedures prescribed in SEC Rule 14a-8 under the Securities and Exchange Act of 1934. To be eligible for inclusion, shareholder proposals must be received by the Secretary, Tucows Inc., 96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada, at any time before December 31, 2004. If you intend to submit a proposal at our annual meeting of shareholders in 2005 but do not intend to include the proposal in our proxy statement for that meeting, you must provide appropriate notice to us on or before March 16, 2005. If we do not receive notice by that date, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

Cost of proxy solicitation.

        We will pay the expenses of the preparation of the proxy materials and the solicitation by the board of directors of your proxy. We will make solicitations primarily by mail or by facsimile, but our regular employees may solicit proxies personally or by telephone. We will ask brokerage houses and other nominees, custodians and fiduciaries to forward proxy soliciting material and our annual report on Form 10-K to the beneficial owners of the shares of our common stock held of record by them, and we will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing

so. We may also elect to retain professional solicitors to assist in the solicitation of proxies. Any professional solicitors will be paid by us.

By Order of the Board of Directors,

Brenda Lazare General Counsel and Secretary

Appendix A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF TUCOWS INC.

I.    Purpose

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Tucows Inc. (the "Company") is appointed by, and generally acts on behalf of, the Board. The Committee's purposes are:

  A.
  To assist the Board in its oversight of (1) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and (2) the Company's compliance with legal and regulatory requirements;

  B.
  To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors' qualifications and independence; and

  C.
  To prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

        Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits, to independently verify management's representations, or to determine that the Company's financial statements are complete and accurate, are prepared in accordance with generally accepted accounting principles ("GAAP"), or fairly present the financial condition, results of operations, and cash flows of the Company in accordance with GAAP. These are the responsibilities of management and the independent auditors. The Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with GAAP, that the audit of the Company's financial statements has been carried out in accordance with applicable auditing standards, or that the Company's independent auditors are in fact "independent."

II.    Membership

  A.
  The Committee shall be composed of independent directors. A director shall qualify as independent if the Board has affirmatively determined that the member has satisfied the basic independence criteria set forth in the corporate governance rules of the Nasdaq Stock Market, Inc. In addition, members of the Committee must also satisfy the following additional requirements in order to be independent:

  1.
  no Committee member or immediate family member of such Committee member may be an "affiliated person" of the Company or any of its subsidiaries, as that term is defined by the SEC;

  2.
  no Committee member shall accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries, except for fees for services as a director and member of the Committee and any other Board committee; and

    3.
    no Committee member shall have participated in the preparation of the financial statements of the Company or any subsidiary of the Company (exclusive of former subsidiaries that are no longer subsidiaries of the Company) during the past three years.

  B.
  All members of the Committee must be able to read and understand fundamental financial statements. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior official with financial oversight responsibilities. To the extent possible, such member of the Committee shall be an "audit committee financial expert" as that term is defined by the SEC.

  C.
  The members of the Committee shall be appointed, and the Chairperson of the Committee shall be designated by the Board (including the affirmative vote of a majority of the independent directors) for one-year terms or until their successors are duly appointed, subject to their earlier resignation, retirement, or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office.

  D.
  Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

III.  Meetings, Procedures and Funding

  A.
  The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event less than four times per year. A majority of the members of the Committee shall constitute a quorum.

  B.
  The Committee shall meet with the independent auditors and management in separate meetings, as often as it deems necessary and appropriate in its judgment.

  C.
  The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

  D.
  The Committee may request that any directors, officers, or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

  E.
  The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

  F.
  The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all material actions taken by the Committee at the meeting.

  G.
  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

  H.
  The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by law, regulation, or listing standard to be exercised by the Committee as a whole.

  I.
  The Committee shall have the authority to obtain advice and assistance from internal and external legal, accounting, and other advisors.

  J.
  The Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any legal, accounting, or other advisors and to provide for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, in each case without requiring the Committee to seek Board approval.

IV.    Duties and Responsibilities

  A.
  Financial Reporting Process

  1.
  The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company's annual report on Form 10-K. The Committee shall review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analysis of the effects of alternative GAAP methods on the financial statements; the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the financial statements; the use of pro forma or non-GAAP financial information; and any correspondence with regulators or published reports that raise material issues with respect to, or that could have a significant effect on, the Company's financial statements.

  2.
  The Committee shall recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

  3.
  The Committee or, in the event of the unavailability of the Committee, its Chairperson shall review earnings press releases prior to their release, as well as the type of financial information and earnings guidance provided to analysts and rating agencies, if any.

  4.
  The Committee shall prepare the Committee report required by the rules of the SEC to be included in the Company's annual proxy statement.

  B.
  Risks and Control Environment

  1.
  The Committee shall discuss periodically with management the Company's policies and guidelines regarding risk assessment and risk management, as well as the Company's major financial risk exposures and the steps that management has taken to monitor and control such exposures.

  2.
  The Committee shall review periodically the Company's Code of Business Conduct and Ethics.

  3.
  The Committee shall oversee the Company's disclosure controls and procedures, including internal control over financial reporting, and, where applicable, shall oversee changes in internal control over financial reporting intended to address any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees that is reported to the Committee. In addition, the Committee shall review and discuss the annual report of management on the effectiveness of the Company's internal control over financial reporting and the independent auditors' report on, and attestation of, such management report, to the extent those reports are required by SEC rules.

  C.
  Independent Auditors

  1.
  The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company's independent auditors. The independent auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

    2.
    The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and non-audit services that are not prohibited and the fees for such services. Pre-approval of audit and non-audit services that are not prohibited may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such services, including through delegation of authority to a member of the Committee. Any service that is approved pursuant to a delegation of authority to a member of the Committee must be reported to the full Committee at its next scheduled meeting.

    3.
    Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact on staffing of applicable rotation requirements and other independence rules.

    4.
    The Committee shall, at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditors' internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the auditing firm, and any steps taken to deal with any such issues.

    5.
    The Committee shall review periodically any reports prepared by the independent auditors and provided to the Committee relating to, among other things, the Company's critical accounting policies and practices; all alternative treatments within GAAP for policies and practices relating to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and any other material written communications between the independent auditors and management, such as any management letter.

    6.
    The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors' activities or on access to requested information, any disagreements with management, and any other matters required to be brought to the attention of the Committee under auditing standards (such as Statement on Auditing Standards No. 61). The Committee shall resolve any disagreements between the independent auditors and management.

    7.
    The Committee shall take appropriate action to oversee the independence of the independent auditors. In this regard, the Committee shall ensure its receipt from the independent auditors of a formal written statement, consistent with Independence Standard Board Standards No. 1, delineating all relationships between the independent auditors and the Company, and shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors.

    8.
    After reviewing the reports from the independent auditors and the independent auditors' work throughout the audit period, the Committee will conduct an annual evaluation of the independent auditors' performance and independence. This evaluation also shall include the review and evaluation of the audit engagement team, including the lead audit partner. In making its evaluation, the Committee shall take into account the opinions of management. The Committee shall present its conclusions with respect to the evaluation of the independent auditors to the Board.

    9.
    The Committee shall set clear policies for the hiring by the Company of employees or former employees of the independent auditors. Specifically, the Company shall not hire as its Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer, or any person serving in an equivalent position, any partner, employee or former employee of the Company's independent auditors who participated in any capacity in an audit of the Company during the one-year period preceding the date of initiation of the then-current audit.

  D.
  Evaluations and Reports

  1.
  The Committee shall annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of its evaluation. In conducting its review and assessment, the Committee shall address matters that it considers relevant to its performance, including at a minimum, the adequacy, appropriateness and quality of the information and recommendations that the Committee presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

  2.
  The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of the Company's public reporting, the Company's compliance with legal and regulatory requirements, the performance and independence of the Company's independent auditors, and the effectiveness of the Company's disclosure controls and procedures.

  E.
  Other Matters

  1.
  The Committee shall be responsible for review and, if appropriate, approval of all related-party transactions involving executive officers and directors.

  2.
  The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company and its subsidiaries of concerns regarding questionable accounting or auditing matters.

  3.
  The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

  4.
  The Committee shall maintain free and open communication with the Board, management and the independent auditors.

  5.
  The Committee shall perform any other activities consistent with this Charter, the Company's Articles of Incorporation, the Company's Bylaws, and governing law as the Committee or the Board may deem necessary or appropriate.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS — JUNE 1, 2004

This Proxy is Solicited by the Board of Directors of Tucows Inc.

        This Proxy is Solicited by the Board of Directors of Tucows Inc. for the Annual Meeting of Shareholders to be held on June 1, 2004, at The TSX Broadcast and Conference Centre, The Exchange Tower, 130 King Street West, Toronto, Ontario, Canada.

        The undersigned having duly received notice of the annual meeting and the proxy statement therefor, and revoking all prior proxies, hereby appoints Elliot Noss and Michael Cooperman, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares held of record by the undersigned in Tucows Inc., upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. The shares represented by this proxy will be voted as directed by the undersigned. If no directions are given, the proxies will be voted in accord with the Directors' recommendations on the subjects listed on this card and at their discretion on any other matter that may properly come before the annual meeting or any adjournment thereof.

        If you do not sign and return a proxy, or attend the annual meeting and vote by ballot, your shares cannot be voted, nor your instructions followed.

Proposal 1:	Election of the following nominees as Directors: Stanley Stern, Elliot Noss, Erez Gissin, Alan Lipton and Lloyd N. Morrisett
Authority withheld for the following only: (Please strike through name above)
The Board of Directors unanimously recommends a vote "FOR" each of the nominees.
FOR	☐		AUTHORITY WITHHELD FOR ALL NOMINEES		☐
Proposal 2:	Ratification of KPMG LLP as Auditors
The Board of Directors unanimously recommends a vote "FOR" ratification.
FOR	☐	AGAINST	☐	ABSTAIN	☐

        In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the annual meeting.

        Attendance of the undersigned at the annual meeting or at any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting the intention of the undersigned to revoke said proxy in person. If the undersigned hold(s) any of the shares of Tucows Inc. in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

        PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

DATE		, 2004

SIGNATURE

SIGNATURE
Votes must be indicated (X) in Black

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TABLE OF CONTENTS
VOTING INFORMATION
BENEFICIAL OWNERSHIP OF COMMON STOCK AND RELATED SHAREHOLDER MATTERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
INFORMATION CONCERNING OUR BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
AUDIT FEES AND ALL OTHER FEES
EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG TUCOWS INC., THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX AND THE RDC INTERNET COMPOSITE INDEX
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING
ADDITIONAL INFORMATION
Appendix A
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF TUCOWS INC.